Investment Company Act file number 811-08652

Croft Funds Corporation

(Exact name of registrant as specified in charter)

Canton House, 300 Water Street

Baltimore, Maryland 21202

 (Address of principal executive offices)

(Zip code)

Mr. Kent Croft

Canton House, 300 Water Street

Baltimore, Maryland 21202

(Name and address of agent for service)

With copy to:

Leslie Cruz, Esquire

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Registrant's telephone number, including area code: (410) 576-0100

Date of fiscal year end: April 30

Date of reporting period: April 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Croft Value Fund

&

Croft Income Fund

ANNUAL REPORT

April 30, 2008

June 30, 2008

Dear Shareholder:

The Croft Value Fund continues to employ our value-oriented and somewhat contrarian investment philosophy in an effort to provide above-average returns for our shareholders.  This fiscal year, our outperformance has been due, in part, to holdings in the energy, agricultural and international infrastructure sectors.  Our strategy is based on the generation of stock ideas that lead to committed investments for the long term.  We seek undervalued stocks of varied market capitalizations that generally tend to fall into one of three categories: 1) companies that have a potential catalyst for appreciation that the market has not fully valued; 2) companies that have price-to earnings (P/E) ratios lower than the market, but we believe will have above average long term earnings growth; and 3) contrarian ideas, which occur when a company has fallen out of favor with the market but still has good underlying prospects.

We continued to experience considerable volatility in the markets during the first four months of 2008. Most broad-based indices, such as the Dow Jones Industrial Average and the S&P 500, were in negative territory and the U.S. economy still faces strong head winds with housing and credit issues looming.

Volatility is a natural occurrence in the markets. There will always be periods of uncertainty, and times like these present opportunities to invest for the long term.  We tend to be optimistic-- global growth continues to be relatively strong, unemployment remains low in historical terms domestically, corporate balance sheets are sound, and the S&P trades at a very reasonable 14X 2008 earnings.

Our research-based, bottom-up investment process often leads to prominent themes in the portfolio. One theme currently developing is companies that stand to benefit from improving domestic and international electric transmission and distribution grid efficiency, along with addressing growing power demand.

North America's electric system is facing several serious challenges. Major questions exist about its ability to continue providing relatively clean, reliable, and affordable energy services. Furthermore, the "information economy" requires reliable, secure, and affordable electricity to grow and prosper. Unless substantial capital is invested in new generation, transmission, and distribution facilities over the next several decades, service quality will decline and costs will go up.  Until 2005, investment in the U.S. electric transmission and distribution (T&D) grid had been in decline for over 30 years. Today, one million miles of the grid's 2.2 million miles was constructed between 1948 and 1970. This equipment typically has a 40-50 year life and has been failing increasingly since the start of the decade, the worst failure being the massive blackout in August of 2003.

The Energy Act of 2005 was designed to correct this situation with three relevant changes to policy. First was the repeal of PUHCA, which allowed private capital to enter the sector. Second, new reliability standards effectively mandated upgrade and refurbishment to the grid with financial penalties for blackouts. Third, the act created "energy corridors" via eminent domain that will override "not in my backyard" concerns to allow for new transmission routes.

Another reason grid spending was so depressed for so long was that regulatory commissions allowed very low rates of return on T&D investment for regulated utilities so as to encourage generation spending, which was allowed a much higher rate of return. This has changed across the country and most commissions are now allowing 13-14% returns on grid spending, a very attractive level for regulated utilities. We expect that this will be a major factor in driving increased T&D spending over the next several years. Utilities will have the financial capacity to spend, as 23 of 50 states currently have caps, all of which expire in 2008.  Additionally, in the aggregate, regulated utilities have the lowest debt-to-capital ratios and the lowest payout ratios in 30 years.

We also expect new generation capacity to drive grid spending. There has been very little new electric generation built since 2002, when the rapid build-out of natural-gas fired plants led to a glut. This glut is rapidly being absorbed and by 2009 new generation will be under construction. This will lead to additional spending to connect the new capacity to the grid. This will also be true in the case of wind power, which requires proportionately more T&D infrastructure than conventional power sources due to their remote locations.

Companies we expect to benefit from increased grid spending include General Cable Corp. (BGC), Quanta Services (PWR), and ABB Ltd. (ABB). General Cable is the largest domestic producer of electric utility cables. Quanta Services provides design, engineering, and construction services for grid projects. ABB is an international firm that manufactures all manner of equipment for electric transmission and distribution grids.

We believe that our philosophy of investing is relatively risk averse.  As always, we attempt to reduce portfolio downside through diversification and extensive bottom-up research while avoiding the vagaries of market timing.

Thank you for your investment in the Croft Value Fund.

Sincerely,

Kent Croft

President

June 30, 2008

Dear Shareholder:

As of June 30, 2008, approximately 43% of the Income Fund’s assets are invested in short term, high-quality securities, such as U.S. Treasury Notes and high-grade commercial paper.  We believe this position is a necessary hedge against the downside risk of inflation and uncertain credit markets.

Since September of 2007, the Fed has cut interest rates a total of 325 basis points, a very rapid move by historical standards.  In addition, the Fed has attempted to provide liquidity to capital markets through unconventional means, such as opening the discount window to broker/dealers and guaranteeing Bear Stearns’ balance sheet to facilitate its buyout by JPMorgan Chase.  We believe the very serious subprime and general credit problems have yet to substantially improve and have accordingly maintained our conservative allocation with respect to short term reserves.  We stand ready to opportunistically redeploy our short-term investments over time as the interest rate, environment, and credit market evolves.

Despite pervasive negativity in the financial press, not all the news is bad.  While many economists have been calling for a recession for nearly a year, GDP continues to grow, albeit very slowly.  Food and energy prices have increased significantly over the past year, yet “core” CPI remains under control, averaging approximately 2.5% over the last year.  Outside of the financial sector, corporate balance sheets remain strong, with below average debt service costs and above average levels of cash on hand.  We believe that current asset allocation of the Income Fund reflects both the risks and the opportunities in the current interest rate environment.

As of December 28, 2007, the Income Fund had the following characteristics: net yield of approximately 5.2%, weighted average yield to maturity of 4.7%, weighted average duration (measure of sensitivity to interest rates) of 3.5 years, and weighted average maturity of 6 years. We continue to manage our credit risk through industry diversification and individual company analysis. We hold 61 corporate bond issues in 18 different industries. Additionally, 77% of the Fund’s assets are rated investment grade.

Thank you for your investment in the Croft Income Fund.

Sincerely,

Kent Croft

President

Cumulative Performance Comparison $10,000 Investment Since May 1, 1998*

Average Annual Total Returns

For the Periods Ended April 30, 2008

                              Croft Value Fund              S&P 500 Index

1 Year                              7.28%                           -4.87%

3 Year                            16.26%                            7.99%

5 Year                            16.99%                          10.45%

10 Year                            6.38%                            5.48%

*This chart assumes an initial investment of $10,000 made on May 1, 1998.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end,  please call (800) 746-3322.

Annual Fund Operating Expenses:

Operating Expenses                                  1.67%

Less Waivers/Reimbursements*               0.18%

Net Annual Fund Operating Expenses      1.49%

* The gross expenses shown in the table above are estimates from the October 1, 2007 Prospectus. The actual gross expense ratio for the Fund during the year ended April 30, 2008 was 1.57%.

* The Manager has contractually agreed to waive its fees and/or reimburse Fund expenses through August 30, 2008 to limit Fund Total Operating Expenses to 1.48% for the Fund.

Cumulative Performance Comparison $10,000 Investment Since May 1, 1998*

Average Annual Total Return

For the Periods Ended April 30, 2008

                         Croft Income Fund                         Lehman Brothers Int. Govt. / Corp. Bond Index.

1 Year                         1.63%                                                                   7.50%

3 Year                         3.42%                                                                   4.98%

5 Year                         4.64%                                                                   4.06%

10 Year                       4.98%                                                                   5.74%

**This chart assumes an initial investment of $10,000 made on May 1, 1998.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 746-3322.

Annual Fund Operating Expenses:

Operating Expenses*                                     1.70%

Less Waivers/Reimbursements**                 0.56%

Net Annual Fund Operating Expenses          1.14%

* The gross expenses shown in the table above are estimates from the October 1, 2007 Prospectus. The actual gross expense ratio for the Fund during the year ended April 30, 2008 was 1.97%.

** The Manager has contractually agreed to waive its fees and/or reimburse Fund expenses through August 30, 2008 to limit Fund Total Operating  Expenses to 1.10% for the Fund .

Croft Value Fund

Graphical Illustration (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Croft Income Fund

Graphical Illustration (Unaudited)

The following chart gives a visual breakdown of the Fund by the investment grade as a percentage of the portfolio of investments.

	Croft Value Fund
	Schedule of Investments
	April 30, 2008

Shares		Value

COMMON STOCKS - 86.67%

Agricultural - 2.31%
7,515	CF Industries Holdings, Inc.	$ 1,004,755
25,332	Cresud, Inc. ADR	414,178
		1,418,933
Aircraft & Parts - 0.63%
16,518	AAR Corp. *	386,521

Banks, S&L's And Brokers - 1.05%
17,104	Bank Of America Corp.	642,084

Building & Construction - 3.63%
26,545	Foster Wheeler Ltd. *	1,690,651
20,364	Quanta Services, Inc. *	540,461
		2,231,112
Business Services - 1.20%
23,511	Amdocs Ltd. *	737,775

Cable TV & Cellular Telephone - 2.04%
18,659	General Cable Corp. *	1,250,153

Capital Equipment - 5.45%
7,269	Caterpillar, Inc.	595,186
10,472	Deere & Co.	880,381
14,010	Terex Corp. *	976,217
12,366	United Technologies Corp.	896,164
		3,347,948
Chemicals - 0.66%
8,284	Dupont EI DE Nemours & Co.	405,170

Consumer Nondurables - 2.19%
9,149	Altria Group, Inc.	182,980
10,219	Philip Morris International, Inc. *	521,476
9,548	Procter & Gamble Co.	640,193
		1,344,649
Containers & Paper - 0.55%
34,388	Abitibowater, Inc.	339,410

Financial Services - 5.53%
19,385	Bank of New York Mellon Corp.	843,829
8,511	Citigroup, Inc.	215,073
39,557	Invesco Plc ADR	1,014,637
6,169	Legg Mason, Inc.	371,867
8,979	St. Joe Co.	365,176
12,318	Wachovia Corp.	359,070
6,700	Waddell & Reed Financial, Inc.	226,862
		3,396,514
Forester Products - 3.81%
18,105	Potlatch Corp.	811,285
23,881	Weyerhaeuser Co.	1,525,518
		2,336,803
Gas & Gas Transmission - 3.39%
10,522	Ultra Petroleum Corp. *	874,063
33,930	Williams Companies, Inc.	1,204,515
		2,078,578
Healthcare - 2.41%
9,731	Edwards Lifesciences Corp. *	539,292
26,113	Qiagen N.V *	579,970
10,974	Unitedhealth Group, Inc.	358,081
		1,477,343
Home Improvement Stores - 1.16%
28,246	Lowes Companies, Inc.	711,517

Industrial Goods - 2.58%
14,338	ABB Ltd. ADR	439,746
16,598	Baldor Electric Co.	537,775
12,337	Perkinelmer, Inc.	327,671
7,854	USG Corp. *	277,325
		1,582,517
Insurance Agents,Broker & Services - 1.05%
23,438	Marsh & Mclennan Companies, Inc.	646,654

International Oil & Gas - 6.41%
19,757	Nexen, Inc.	687,741
129,026	Oilsands Quest, Inc. *	561,263
28,782	Opti Canada, Inc. *	586,433
39,575	Petrobank Energy & Resources Ltd. *	1,913,570
213,322	Southern Pacific Resources Corp. *	183,244
		3,932,251
Life Insurance - 2.55%
24,203	Genworth Financial, Inc. Class A	558,121
13,331	Prudential Financial, Inc.	1,009,290
		1,567,411
Media & Entertainment - 2.71%
20,117	Cablevision Systems Corp. Class A *	462,691
30,199	Liberty Media Corp. Class A *	783,664
10,852	Viacom, Inc. Class B *	417,151
		1,663,506
Metals & Mining - 2.44%
59,836	Baja Mining Corp. *	91,633
26,170	Fortune Minerals Ltd. *	45,012
11,311	Freeport Mcmoran Copper & Gold, Inc.	1,286,626
15,144	Sprott Moylbdenum *	73,750
		1,497,021
Multi-Industry - 3.77%
12,844	General Electric Co.	419,999
14,083	Honeywell International, Inc.	836,530
16,531	ITT Corp.	1,057,984
		2,314,513
Natural Gas - 3.04%
8,513	Bill Barrett Corp. *	437,824
15,670	Penn West Energy Trust	472,764
22,598	Southwestern Energy Co. *	956,121
		1,866,709
Pharmaceuticals - 4.66%
4,914	Cephalon, Inc. *	306,683
4,832	Icon Public Ltd. Co. ADR *	347,904
12,274	Johnson & Johnson	823,463
15,696	Pfizer, Inc.	315,647
15,747	Pharmaceutical Product Development	652,241
9,329	Wyeth	414,861
		2,860,799
Property & Casualty Insurance - 3.98%
15,285	Ace Ltd.	921,533
8,079	Allstate Corp.	406,858
24,176	American International Group, Inc.	1,116,931
		2,445,322
Real Estate - 1.98%
17,879	CB Richard Ellis Group, Inc. *	413,362
10,078	Forestar Real Estate Group, Inc. *	250,942
13,419	Plum Creek Timber Co., Inc.	548,032
		1,212,336
Retail Stores - 0.77%
38,151	Collective Brands, Inc. *	471,928

Specialty Chemicals - 3.44%
10,968	3M Co.	843,439
14,047	Albemarle Corp.	525,498
11,818	FMC Corp.	741,934
		2,110,871
Semiconductors - 0.49%
16,075	Applied Materials, Inc.	299,960

Technology - 3.04%
16,728	Altera Corp.	355,972
40,233	Cisco Systems, Inc. *	1,031,574
13,325	Verisign, Inc. *	480,366
		1,867,912
Telephones & Communications - 1.14%
26,249	Corning, Inc.	701,111

Transportation - 1.71%
2,261	Burlington Northern Santa Fe Corp.	231,866
9,419	Canadian National Railway Co.	493,461
5,397	Norfolk Southern Corp.	321,553
		1,046,880
Utilities - 4.90%
45,931	Calpine Corp. *	904,841
91,990	Dynegy, Inc. Class A *	792,954
5,851	Edison International	305,247
4,026	Firstenergy Corp.	304,527
6,939	PG&E Corp.	277,560
4,309	Pinnacle West Capital Corp.	146,247
20,155	Sierra Pacific Resources	274,713
		3,006,089

TOTAL FOR COMMON STOCKS (Cost $47,696,162) - 86.67%		$ 53,198,300

SHORT TERM INVESTMENTS - 15.62%
9,591,136	Short-term Investment Company Prime Portfolio 2.73% ** (Cost $9,591,136)	9,591,136

TOTAL INVESTMENTS (Cost $57,287,298) - 102.29%		$ 62,789,436

LIABILITIES IN EXCESS OF OTHER ASSETS - (2.29)%		(1,408,497)

NET ASSETS - 100.00%		$ 61,380,939

ADR - American Depsoitory Receipt
* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at April 30, 2008.
The accompanying notes are an integral part of these financial statements.

	Croft Income Fund
	Schedule of Investments
	April 30, 2008

Shares		Value

CLOSED END MUTUAL FUNDS - 2.78%

Taxable Bond Funds - 2.78%
6,200	AllianceBernstein Global High Income Fund	$ 85,870
9,600	Templeton Emerging Markets Income Fund	145,248
4,500	Western Asset Worldwide Income Fund	59,490
		290,608

TOTAL FOR CLOSED END MUTUAL FUNDS (Cost $227,527) - 2.78%		$ 290,608

CORPORATE BONDS - 54.69%

Accident & Health Insurance - 1.43%
123,000	Aflac, Inc. 6.50%, 4/15/09	126,186
22,000	Unumprovident Corp. , 7.625%, 3/1/11	23,065
		149,251
Bituminous Coal & Lignite Surface Mining - 0.48%
50,000	Massey Energy Co., 6.625%, 11/15/10	50,500

Business Equipment - 0.53%
60,000	Pitney Bowes, Inc. 4.75%, 5/15/18	55,866

Cable TV & Cellular Telephone - 1.04%
100,000	Tele-Communications, Inc. Senior Debentures, 7.875%, 8/1/13	108,710

Chemicals - 4.47%
75,000	Agrium, Inc. Debentures (Yankee), 7.800%, 2/1/27	83,025
65,000	ARCO Chemical Co. Debentures, 10.250%, 11/1/10	66,300
150,000	ARCO Chemical Co. Debentures, 9.800%, 2/1/20	131,250
100,000	Hanna (M.A.) Co. Notes, 6.580%, 2/23/11	92,500
30,000	IMC Global, Inc. Senior Debentures, 9.450%, 12/15/11	30,825
99,000	Millennium American, Inc. Senior Unsecured Debentures, 7.625%, 11/15/26	63,608
		467,508
Electric & Gas Utilities - 1.66%
100,000	Dominion Resources, Inc. 6.250%, 6/30/12	105,050
67,000	El Paso Corp. Senior Notes, 7.000%, 5/15/11	69,030
		174,080
Electronic Instruments and Controls - 0.99%
40,000	Arrow Electronics, Inc. Senior Debentures, 6.875%, 6/1/18	41,664
60,000	Arrow Electronics, Inc. Debentures, 7.500%, 1/15/27	61,578
		103,242
Energy and Energy Services - 0.64%
65,000	Global Marine, Inc., Notes, 7.000%, 6/1/28	66,840

Environmental Service/Pollution Control - 0.53%
50,000	Waste Management, Inc. Debentures, 7.650%, 3/15/11	55,315

Federal & Federally-Sponsored Credit Agencies - 12.81%
121,000	Fannie Mae 4.00%, 12/18/14	119,790
100,000	Fannie Mae 4.50%, 12/18/17	98,880
90,000	Fannie Mae 4.50%, 5/28/15	90,117
43,000	Fannie Mae 4.50%, 6/11/18	42,368
105,000	Fannie Mae 4.81%, 6/30/16	105,231
200,000	Fannie Mae 5.00%, 7/24/18	200,120
120,000	Fannie Mae 5.00%, 7/2/18	120,264
158,000	Freddie Mac 5.00%, 7/23/20	156,673
125,000	Federal Farm Credit Bank 5.41 11/7/16	130,975
80,000	Federal Home Loan Bank 4.50%, 6/12/13	80,200
75,000	Federal Home Loan Mortgage Corp.	75,030
121,000	Freddie Mac 4.55%, 3/15/18	119,717
		1,339,365
Financial Services - 1.60%
100,000	American Financial Group, Inc. Senior Debentures, 7.125%, 4/15/09	102,200
60,000	CIGNA Corp. Debentures, 7.875%, 5/15/27	65,136
		167,336
Gas & Gas Transmission - 0.95%
100,000	KN Energy, Inc. Senior Debentures , 7.250%, 3/1/28	99,250

Home Improvement Stores - 0.29%
30,000	Home Depot, Inc. 5.20%, 3/1/11	29,838

Home Lawn & Garden Equipment - 1.05%
100,000	Toro Company Debentures, 7.800%, 6/15/27	109,580

Hotels & Motels - 0.55%
100,000	Harrah's Operating Co., 6.500%, 6/1/16	58,000

Industrial Goods - 0.67%
75,000	Cummins Engine Company, Inc. Debentures, 6.750%, 2/15/27	70,012

Insurance Agents, Brokers & Service - 1.14%
120,000	Marsh & McLennan Co. , 5.750%, 9/15/15	119,124

International Gas & Oil - 3.13%
175,000	Nexen, Inc. 5.05%. 11/20/13	171,762
150,000	Opti Canada, Inc. 8.25% 12/15/14	154,875
		326,637
Life Insurance - 1.50%
160,000	Prudential Finanical, Inc. 4.5% 7/15/13	156,304

Media & Entertainment - 1.93%
170,000	Time Warner, Inc. Debentures, 9.150%, 2/1/23	201,824

Miscellaneous Consumer Goods & Services - 1.10%
100,000	Tenneco Packaging, Inc. Debentures, 8.125% 6/15/17	114,730

Miscellaneous Manufacturing Industries - 0.25%
25,000	Blyth, Inc., 7.90%, 10/1/09	25,625

Natural Gas Distribution - 0.96%
100,000	Southern Union Co., 4.80%, 8/15/08	99,850

Paper & Paper Products - 1.46%
100,000	Boise Cascade Corp. Debentures, 7.350%, 2/1/16	96,750
100,000	Bowater, Inc. Debentures, 9.375%, 12/15/21	56,000
		152,750
Pipelines - 1.51%
150,000	Sonat Inc. Notes, 7.625%, 7/15/11	157,455

Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 0.55%
60,000	Albemarle Corp., 5.100%, 2/1/15	57,594

Printing & Publishing - 1.69%
165,000	News America Holdings, Inc. Senior Debentures, 7.750%, 2/1/24	177,045

Radiotelephone Communications - 0.73%
95,000	Nextel Communications, Inc. , 7.380%, 8/1/15	76,000

Retail Stores - 0.78%
55,000	Albertson's Medium-Term, Inc. Notes, 6.520%, 4/10/28	39,050
55,000	Sears Roebuck Co. , 7.500%, 10/15/27	42,900
		81,950
Security & Protection Services - 1.13%
115,000	L-3 Communications Corp. 7.625%, 6/15/12	118,162

Semiconductors - 0.29%
30,000	Flextronics International 9.875%, 7/1/10	30,000

Steel & Iron - 1.98%
185,000	Carpenter Technology 7.625%, 8/15/11	206,885

Steel Works, Blast Furnaces & Rolling Mills - 0.89%
91,000	U.S. Steel, LLC, Senior Notes, 10.750%, 8/1/08	93,503

Telephones & Communications - 3.11%
95,000	Alltel Corp. 7.875% Due 7/1/32	65,550
186,000	AT&T Corp Lib Med 8.25%, 2/1/30	165,038
115,000	Motorola Inc 6.50%, 11/15/28	89,792
4,656	Nynex Corp Amort Debentures 9.55%, 5/1/10	4,875
		325,255
Tires - 0.80%
80,000	Goodyear Tire & Rubber Co. Notes, 7.857%, 8/15/11	83,400

Wholesale-Computer & Peripheral Equipment & Software - 0.07%
7,000	IKON Office Solutions, 7.250%, 6/30/08	6,860

TOTAL FOR CORPORATE BONDS (Cost $5,696,443) - 54.69%		$ 5,715,646

SHORT TERM INVESTMENTS - 41.71%
4,358,745	Short-term Investment Company Prime Portfolio 2.73% * (Cost $4,358,745)	4,358,745

TOTAL INVESTMENTS (Cost $10,282,715) - 99.18%		$ 10,364,999

OTHER ASSETS LESS LIABILITIES - 0.82%		85,535

NET ASSETS - 100.00%		$ 10,450,534

* Variable rate security; the coupon rate shown represents the yield at April 30, 2008.
The accompanying notes are an integral part of these financial statements.

Croft Funds
Statements of Assets and Liabilities
April 30, 2008

Assets:	Value Fund	Income Fund
Investments in Securities, at Value
(Cost $57,287,298 and $10,282,715, respectively)	$ 62,789,436	$ 10,364,999

Cash	49,287	-
Receivables:
Dividends and Interest	66,579	124,039
Shareholder Subcriptions	347,796	-
Due from Advisor	-	395
Prepaid Expenses	9,326	9,337
Total Assets	63,262,424	10,498,770
Liabilities:
Payables:
Accrued Management Fees	43,342	-
Shareholder Redemptions	58,321	12,997
Dividends Payable	-	17,493
Other Accrued Expenses	20,410	17,746
Securities Purchased	1,759,412	-
Total Liabilities	1,881,485	48,236
Net Assets	$ 61,380,939	$ 10,450,534

Net Assets Consist of:
Paid In Capital	$ 55,528,191	$ 11,030,720
Accumulated Undistributed Net Investment Income	26,139	24,479
Accumulated Undistributed Realized Gain (Loss) on Investments	324,471	(686,949)
Unrealized Appreciation in Value of Investments	5,502,138	82,284
Net Assets (30,000,000 shares authorized, $0.001 par value for the Croft
Fund Corporation, which include the Croft Value Fund and the
Croft Income Fund), for 2,438,722 and 1,073,616 Shares Outstanding.	$ 61,380,939	$ 10,450,534

Net Asset Value and Offering Price Per Share	$ 25.17	$ 9.73

Short-term Redemption Price Per Share ($25.17 x 0.98 and $9.73 x 0.98) *	$ 24.67	$ 9.54

* The Funds will deduct a 2% redemption fee for redemption proceeds if purchased and redeemed within 30 days.

The accompanying notes are an integral part of these financial statements.

Croft Funds
Statements of Operations
For the Year ended April 30, 2008

	Value Fund	Income Fund
Investment Income:
Dividends (net of foreign witholding taxes of $5,272 and $0, respectively)	$ 384,110	$ 21,700
Interest	166,351	627,709
Total Investment Income	550,461	649,409

Expenses:
Advisory Fees (Note 3)	288,630	83,740
Distribution Fees	67,310	17,171
Transfer Agent and Fund Accounting Fees	35,494	30,509
Insurance Fees	19,038	20,537
Audit Fees	11,432	11,337
Legal Fees	13,581	13,649
Registration Fees	22,793	22,793
Custody Fees	17,924	6,417
Printing and Mailing Fees	3,060	853
Miscellaneous Fees	1,746	5
Trustee Fees	1,029	1,077
Total Expenses	482,037	208,088
Fees Waived and Reimbursed by the Advisor (Note 3)	(27,251)	(91,488)
Net Expenses	454,786	116,600

Net Investment Income	95,675	532,809

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	1,011,131	(120,791)
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,252,227	(241,420)
Net Realized and Unrealized Gain (Loss) on Investments	2,263,358	(362,211)

Net Increase in Net Assets Resulting from Operations	$ 2,359,033	$ 170,598

The accompanying notes are an integral part of these financial statements.

Croft Value Fund
Statements of Changes in Net Assets

	For the Years
	Ended
	4/30/2008	4/30/2007
Increase in Net Assets From Operations:
Net Investment Income	$ 95,675	$ 72,535
Net Realized Gain on Investments	1,011,131	514,857
Net Change in Unrealized Appreciation on Investments	1,252,227	1,303,671
Net Increase in Net Assets Resulting from Operations	2,359,033	1,891,063

Distributions to Shareholders from:
Net Investment Income	(85,119)	(56,952)
Realized Gains	(921,353)	(503,162)
Net Change in Net Assets from Distributions	(1,006,472)	(560,114)

Capital Share Transactions:
Proceeds from Sale of Shares	40,049,704	9,700,941
Shares Issued on Reinvestment of Dividends	970,999	543,897
Cost of Shares Redeemed	(2,960,981)	(631,091)
Net Increase from Shareholder Activity	38,059,722	9,613,747

Net Assets:
Net Increase in Net Assets	39,412,283	10,944,696
Beginning of Period	21,968,656	11,023,960
End of Period (Including Accumulated Undistributed Net
Investment Income of $26,139 and $15,583, respectively)	$ 61,380,939	$ 21,968,656

Share Transactions:
Shares Sold	1,615,881	407,810
Shares Issued on Reinvestment of Dividends	37,274	24,162
Shares Redeemed	(119,698)	(29,137)
Net Increase in Shares	1,533,457	402,835
Outstanding at Beginning of Period	905,265	502,430
Outstanding at End of Period	2,438,722	905,265

The accompanying notes are an integral part of these financial statements.

Croft Income Fund
Statements of Changes in Net Assets

	For the Years
	Ended
	4/30/2008	4/30/2007
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 532,809	$ 540,565
Net Realized Gain (Loss) on Investments	(120,791)	45,849
Net Change in Unrealized Appreciation (Depreciation) on Investments	(241,420)	39,388
Net Increase in Net Assets Resulting from Operations	170,598	625,802

Distributions to Shareholders:
Net Investment Income	(526,766)	(534,816)
Total Dividends and Distributions Paid to Shareholders	(526,766)	(534,816)

Capital Share Transactions:
Proceeds from Sale of Shares	584,809	769,408
Shares Issued on Reinvestment of Dividends	443,801	439,614
Cost of Shares Redeemed	(1,243,403)	(318,885)
Net Increase (Decrease) from Shareholder Activity	(214,793)	890,137

Net Assets:
Net Increase (Decrease) in Net Assets	(570,961)	981,123
Beginning of Period	11,021,495	10,040,372
End of Period (Including Accumulated Undistributed Net
Investment Income of $24,479 and $18,436, respectively)	$ 10,450,534	$ 11,021,495

Share Transactions:
Shares Sold	58,851	75,865
Shares Issued on Reinvestment of Dividends	45,065	43,954
Shares Redeemed	(124,835)	(31,712)
Net Increase (Decrease) in Shares	(20,919)	88,107
Outstanding at Beginning of Period	1,094,535	1,006,428
Outstanding at End of Period	1,073,616	1,094,535

The accompanying notes are an integral part of these financial statements.

Croft Value Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Years Ended
	4/30/2008	4/30/2007	4/30/2006	4/30/2005	4/30/2004

Net Asset Value, at Beginning of Period	$ 24.27	$ 21.94	$ 18.57	$ 17.62	$ 13.94

Income From Investment Operations:
Net Investment Income (Loss) *	0.08	0.13	0.03	0.08	(0.02)
Net Gain on Securities (Realized and Unrealized)	1.72	3.27	4.80	1.65	3.72
Total from Investment Operations	1.80	3.40	4.83	1.73	3.70

Distributions:
Net Investment Income	(0.08)	(0.11)	(0.06)	(0.06)	(0.02)
Realized Gains	(0.82)	(0.96)	(1.40)	(0.72)	0.00
Total from Distributions	(0.90)	(1.07)	(1.46)	(0.78)	(0.02)

Net Asset Value, at End of Period	$ 25.17	$ 24.27	$ 21.94	$ 18.57	$ 17.62

Total Return **	7.28%	15.86%	26.77%	10.01%	26.55%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 61,381	$ 21,969	$ 11,024	$ 7,341	$ 6,596
Before Waivers
Ratio of Expenses to Average Net Assets	1.57%	1.66%	1.76%	2.01%	2.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.22%	0.43%	(0.12)%	(0.10)%	(0.66)%
After Waivers
Ratio of Expenses to Average Net Assets	1.48%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.31%	0.59%	0.13%	0.41%	(0.12)%
Portfolio Turnover	24.20%	19.46%	21.97%	47.54%	46.42%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.
The accompanying notes are an integral part of these financial statements.

Croft Income Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Years Ended
	4/30/2008	4/30/2007	4/30/2006	4/30/2005	4/30/2004

Net Asset Value, at Beginning of Period	$ 10.07	$ 9.98	$ 10.21	$ 10.12	$ 9.90

Income From Investment Operations:
Net Investment Income *	0.50	0.53	0.49	0.45	0.52
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.34)	0.08	(0.24)	0.09	0.22
Total from Investment Operations	0.16	0.61	0.25	0.54	0.74

Distributions:
Net Investment Income	(0.50)	(0.52)	(0.48)	(0.45)	(0.52)
Realized Gains	0.00	0.00	0.00	0.00	0.00
Total from Distributions	(0.50)	(0.52)	(0.48)	(0.45)	(0.52)

Net Asset Value, at End of Period	$ 9.73	$ 10.07	$ 9.98	$ 10.21	$ 10.12

Total Return **	1.63%	6.27%	2.43%	5.42%	7.61%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 10,451	$ 11,021	$ 10,040	$ 8,786	$ 8,451
Before Waivers
Ratio of Expenses to Average Net Assets	1.97%	1.66%	1.67%	1.68%	1.64%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.17%	4.71%	4.28%	3.79%	4.61%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of Net Investment Income (Loss) to Average Net Assets	5.04%	5.27%	4.85%	4.36%	5.15%
Portfolio Turnover	5.03%	15.04%	14.61%	1.76%	10.15%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.
The accompanying notes are an integral part of these financial statements.

CROFT FUNDS CORPORATION

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2008

Note 1. Organization

The Croft Value Fund (the “Value Fund”) and the Croft Income Fund (the “Income Fund”) were organized as managed portfolios of the Croft Funds Corporation (the “Corporation”) under the laws of the State of Maryland pursuant to Articles of Incorporation dated July 20,1994, and are registered under the Investment Company Act of 1940, as amended, as diversified, open-end investment companies. The Funds commenced operations on May 4, 1995. The Value Fund’s investment objective is to seek growth of capital.  It invests primarily in common stocks of companies believed by Croft-Leominster, Inc. (the “Advisor”) to be undervalued and have good prospects for capital appreciation.  The Croft Income Fund seeks a high level of current income with moderate risk to principal. The Advisor seeks to achieve this by investing primarily in a diversified portfolio of U.S. traded investment grade fixed-income securities.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation: The Funds’ portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price. If there are no sales reported, as in the case of certain securities traded over-the-counter, the Funds’ portfolio securities will be valued by using the last reported bid price. Many debt securities, including U.S. Government Securities, are traded in the over-the counter market. Obligations having remaining maturities of 60 days or less are valued at amortized cost which the Corporation’s Directors have determined to approximate their market value.  The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

The amortized cost value of a security is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument.  Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price the Funds would receive if the instruments were sold.  Consequently, changes in the market value of such portfolio instruments during periods of rising or falling interest rates will not be reflected in the computation of the Funds’ net asset value.

Certain securities and assets of the Funds may be valued at fair value as determined in good faith by the Board of Directors or by persons acting at their direction in accordance with guidelines established by the Board of Directors.  The fair value of any restricted securities from time to time held by the Funds are determined by the Advisor according to procedures approved by the Board of Directors.  Such valuations and procedures are reviewed periodically by the Board of Directors.  The fair value of these securities is generally determined as the amount which the Funds could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities trade on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Federal Income Taxes: Each Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Funds intend to distribute their net long-term capital gains and their net short-term capital gains at least once a year. Therefore, no provision for federal income taxes is required. Federal income tax loss carryforwards generated in prior years will be used to offset a portion of current year’s net realized gains.

Effective October 31, 2007, the Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“Fin 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes.  FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  FIN 48 was applied to all open tax years as of the effective date.  The adoption of FIN 48 had no impact on the Funds’ net assets or results of operations.

As of and during the period ended April 30, 2008 the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the statement of operations.  During the period, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by the U.S. federal tax authorities for tax years before 2004.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. There were no reclassifications for the year ended April 30, 2008.

CROFT FUNDS CORPORATION

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2008

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: The Funds record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the appropriate country’s rules and rates.

Fair Value Measurements: In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of April 30, 2008, the Funds do not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statements of changes in net assets for a fiscal period.

 Note 3. Investment Advisory Fee and Other Transactions with Affiliates

The Funds retain Croft-Leominster Inc. (the “Advisor”) as their investment advisor.  Under the terms of the management agreement, subject to such policies as the Board of Directors of the Corporation may determine, the Advisor, at its expense, will continuously furnish an investment program for the Funds, will make investment decisions on behalf of the Funds, and place all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions. Pursuant to the management agreement and subject to the general oversight of the Board of Directors, the Advisor also manages, supervises and conducts the other affairs and business of the Funds, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all fees and expenses of the officers of the Funds.  For the Advisor’s services, the Funds pay a fee, computed daily and payable monthly at the annual rate of 0.94% of the Value Fund’s average daily net assets and at the annual rate of 0.79% of the Income Fund’s average daily net assets.

For the year ended April 30, 2008, the Advisor earned fees from the Value Fund of $288,630 before the waiver/reimbursement described below. For the period of May 1, 2007  through September 30, 2007, the Advisor had contractually agreed to waive management fees and/or reimburse expenses to the Value Fund to limit the overall expense ratio to 1.50% (excluding ordinary brokerage commissions, underlying Fund fees and extraordinary expenses) of the Value Fund’s average net assets. Effective October 1, 2007 through August 30, 2008, the Fund's investment manager has contractually agreed to increase the amount of fee waivers and/or expense reimbursements for the Value Fund so that the Fund's Net Annual Operating Expenses are reduced from 1.50% of the Fund's average net assets to 1.48% of average net assets.  At April 30, 2008 the Value Fund owed the Advisor $43,342.  For the year ended April 30, 2008, the Advisor waived $27,251 of the advisory fee.

For the year ended April 30, 2008, the Advisor earned fees from the Income Fund of $83,740 before the waiver/reimbursement described below.  Through August 30, 2008, the Advisor has contractually agreed to waive management fees and/or reimburse expenses to the Income Fund to limit the overall expense ratio to 1.10% (excluding ordinary brokerage commissions and extraordinary expenses) of the Income Fund’s average net assets.  For the year ended April 30, 2008, the Advisor waived $83,740 of the advisory fee and reimbursed the Income Fund $7,748.  At April 30, 2008, the Advisor owed the Income Fund $395.

Pursuant to a plan of Distribution, the Funds may pay a distribution fee of up to 0.25% of the average daily net assets to broker-dealers for distribution assistance and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance.  The Corporation elected and the Board approved to reinstate the 12b-1 fee effective July 1, 2007. For the period July 1, 2007 through April 30, 2008, the Value Fund and the Income Fund incurred distribution fees of $67,310 and $17,171, respectively.

A director and certain officers of the Corporation are also officers and owners of the Advisor. Each “non-interested” Director is entitled to receive an annual fee of $1,000 plus expenses for services related to the Corporation.

Note 4. Capital Share Transactions

At April 30, 2008, there were 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation (which includes the Croft Value and the Croft Income Fund), and paid-in capital amounted to $11,030,720 for the Income Fund and $55,528,191 for the Value Fund.

CROFT FUNDS CORPORATION

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2008

Note 5. Investments

Croft Value Fund

For the year ended April 30, 2008, the cost of purchases and the proceeds from sales, other than U.S. Government Securities and short-term securities, aggregated $38,197,939 and $6,788,960, respectively. For federal income tax purposes, as of April 30, 2008, the gross unrealized appreciation for all securities totaled $6,844,590 and the gross unrealized depreciation for all securities totaled $1,402,408, for a net unrealized appreciation of $5,442,182.  The aggregate cost of securities for federal income tax purposes at April 30, 2008 was $57,347,254.

Croft Income Fund

For the year ended April 30, 2008, the cost of purchases and the proceeds from the sales, other than U.S. Government securities and short-term securities, aggregated $277,919 and $455,908, respectively.  For the year ended April 30, 2008, the cost of purchases and the proceeds from the sales on U.S. Government securities aggregated $39,372 and $260,000, respectively.  For federal income tax purposes, as of April 30, 2008, the gross unrealized appreciation for all securities totaled $327,202 and the gross unrealized depreciation for all securities totaled $235,386, for a net unrealized appreciation of $92,316.  The aggregate cost of securities for federal income tax purposes at April 30, 2008 was $10,272,683.

The difference between book cost and tax cost represents the difference between the original cost and market value of portfolio securities at the time of conversion from a partnership to a regulated investment company on May 4, 1995.

Note 6. Distributions to Shareholders

CROFT VALUE FUND

The Value Fund makes distributions annually. During the year ended April 30, 2008, distributions of $0.90 aggregating $1,006,472 were declared and paid from net investment income and long-term capital gains.

The tax character of distributions paid during the fiscal years ended April 30, 2008 and 2007 were as follows:

Distributions paid from:                                   4/30/2008         4/30/2007

Undistributed Net Investment Income               $85,119             $56,952

Short-Term Capital Gain                                              0               16,287

Long-Term Capital Gain                                    921,353            486,875

                                                                       $1,006,472          $560,114

As of April 30, 2008 the components of distributable earnings on a tax basis were as follows:

Ordinary Income (Short Term Gain)                                                                                $              25,446

Undistributed long-term capital gain                                                                                              385,120

Unrealized appreciation/ (depreciation)                                                                                       5,442,182

                                                                                                                                          $          5,852,748

The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses of wash sales.

CROFT INCOME FUND

The Income Fund makes quarterly income distributions. During the year ended April 30, 2008, distributions of $0.50 aggregating $526,766 were declared and paid from net investment income.

The tax character of distributions paid during the fiscal years ended April 30, 2008 and 2007 were as follows:

Distributions from:	April 30, 2008	April 30, 2007
Ordinary Income	$526,766	$534,816
Short-Term Capital Gain	0	0
Long-Term Capital Gain	0	0
	$526,766	$534,816

As of April 30, 2008 the components of distributable earnings/ (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/ (accumulated losses)	$24,479
Undistributed long-term capital gain/ (accumulated losses)	(686,949)
Unrealized appreciation/ (depreciation)	92,316
$(570,154)

CROFT FUNDS CORPORATION

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2008

The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable to the difference in original cost and market value of securities at the time of conversion from a partnership to a regulated investment company on May 4, 1995.

Note 7. Control Ownership

The beneficial ownership, either directly or indirectly, or more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2 (a) 9 of the Act.  As of April 30, 2008 Charles Schwab, Inc. held approximately 34% of the voting securities of the Value Fund.

Note 8. Capital Loss Carryforwards

At April 30, 2008, the Income Fund had available for federal income tax purposes an unused capital loss carryforward of 686,949 of which $405,313 expires in 2009, $139,760 expires in 2010, $21,085 expires in 2011, and $120,791 expires in 2016.  To the extent that these carryfowards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Directors

Croft Funds Corporation

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Croft Funds Corporation (the “Funds”), comprising the Croft Value Fund and Croft Income Fund as of April 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the Funds’ custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the Funds constituting the Croft Funds Corporation as of April 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

June 27, 2008

Croft Funds
Expense Illustration
April 30, 2008 (Unaudited)

Expense Example

As a shareholder of the Croft Funds, you incur ongoing costs which consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2007 through April 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by  $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Value Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	November 1, 2007	April 30, 2008	November 1,2007 to April 30,2008

Actual	$1,000.00	$955.76	$7.20
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.50	$7.42

* Expenses are equal to the Fund's annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

		Income Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	November 1, 2007	April 30, 2008	November 1,2007 to April 30,2008

Actual	$1,000.00	$1,002.34	$5.48
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.39	$5.52

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

CROFT FUNDS CORPORATION

DIRECTORS AND OFFICERS

April 30, 2008  (UNAUDITED)

Name, Address[1] and Year of Birth	Principal Occupation(s) During last five years and Position held with Corporation	Number of Portfolios overseen by Director	Other Directorships held by Director or Officer	Length of Time Served
[1]Kent G. Croft[2] Year of Birth: 1963	Director, President, CCO, and Secretary of the Corporation. President, Croft-Leominster, Inc. since 1989.	2	Croft-Leominster Inc., Wildfowl Trust of North America, St. Paul’s School	13 years
L. Gordon Croft[2] Year of Birth: 1932	Vice President of the Corporation. Vice President, Chief Investment Officer and Director of Croft-Leominster, Inc. since 1989.	N/A	Croft-Leominster Inc.	13 years
Phillip Vong Year of Birth: 1975	Assistant Vice President, Treasurer and Chief Financial Officer of the Corporation. Employee of Croft-Leominster, Inc. since 1997.	N/A	None	4 Years
George Russell Croft[2] Year of Birth: 1973	Vice President of the Corporation, Vice President of Croft Leominster, Inc. since 2001	N/A	Croft Leominster Inc.	1 Year

1 The mailing address of each officer and Director is: c/o Croft Funds Corporation, Canton House, 300 Water Street, Baltimore, Maryland 21202.

2 L. Gordon Croft is the father of Kent G. Croft and Russell G. Croft.  They are “interested persons” of the Corporation because they are a director and/or officers of the Corporation.  In addition, they may be deemed to be “interested persons” of the Corporation because they are officers of the Fund’s adviser.

Information about Directors who are not “interested persons” of the Corporation as defined under the 1940 Act, including their principal occupations during the past five years, is as follows:

Name, Address[1] and Year of Birth	Principal Occupation(s) During last five years and Position held with Corporation	Number of Portfolios overseen by Director	Other Directorships held by Director or Officer	Length of Time Served
George D. Edwards, II1 Year of Birth: 1937	Director (and Chairman) of the Corporation. Past Chairman of the Board of the Omega Organization Inc., a financial services consulting firm, from 1995-2003. President and Chief Executive Officer, Hottman Edwards Advertising, Inc., 1971-1995.	2	None	13 years (Chairman 8 years)
Charles Jay McLaughlin[1] Year of Birth: 1962	Director of the Corporation. President, Orion Safety Products as of January 1999. Attorney, Oppenheimer Wolff & Donnelly (law firm, 1989-1995).	2	Orion Safety Products	9 years

1 The mailing address of each officer and Director is: c/o Croft Funds Corporation, Canton House, 300 Water Street, Baltimore, Maryland 21202.

CROFT FUNDS CORPORATION

CROFT FUNDS

ADDITIONAL INFORMATION

APRIL 30, 2008 (UNAUDITED)

Information Regarding Proxy Voting

A description of the policies and procedures that these Funds use to determine how to vote proxies relating to portfolio securities and information regarding how these Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (800) 746-3322 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on July 31 and January 31. The Funds’ Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at 1-800-746-3322.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-746-3322.

1-800-746-3322

                 This report is provided for the general information of the shareholders of the Croft Funds Corporation. This report is not intended for distribution to prospective investors in these Funds, unless preceded or accompanied by an effective Prospectus.

Croft Funds Corp. Privacy Policy Notice

Croft Funds Corp. values you as a client and respects your right to privacy.  Effective November 13, 2000, the Securities and Exchange Commission (SEC) adopted Regulation S-P, Privacy of Consumer Information.   We are required to provide our privacy policy to you on an annual basis as long as our relationship exists.  If after reading this notice you have any questions, please contact us at (800) 551-0990 or (410) 576-0100.

Croft Funds collects personal information about you from new account agreements, and through communication channels such as meetings, telephone conversations, and requests sent by mail or electronic mail.   Information is also collected as a result of activity within your account.    This information may include:  Name, Address, Social Security Number or Tax Identification Number, Assets, Income, Account Balance, Transactions, and Accounts at other institutions.

We do not sell personal information about current or former clients to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

We maintain physical, electronic, and procedural safeguards to ensure your personal information is treated responsibly and in accordance with our privacy policy.   We also restrict access to your personal information within our organization to those employees who need to know that information to perform their jobs, such as servicing your accounts, and resolving problems.

We provide one copy of this notice to joint account holders.  Please share this information with everyone covered by your contract.  Upon your request, we will send additional copies of this notice.

Respecting your privacy has and will always be an important aspect of our business.

Sincerely yours,

Kent G. Croft

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

For purposes of this paragraph:

(a) The term "waiver" means the approval by the registrant of a material departure from a provision of the code of ethics; and

(b) The term "implicit waiver" means the registrant's failure to take action within a reasonable period of time regarding a material departure from a provision of the code of ethics that has been made known to an executive officer, as defined in Rule 3b-7 under the Exchange Act (17 CFR 240.3b-7), of the registrant.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of directors has determined that the registrant does not have an audit committee financial expert.  This is because the Board has determined that in view of the nature of the publicly traded stock and cash nature of the holdings and unitary fee approach to expenses taken by the Fund, the financial experience and expertise of the Board members is adequate.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2007

$ 22,200

FY 2008

$ 23,945

(b)

Audit-Related Fees

Registrant

FY 2007

$ 0

FY 2008

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2007

$ 3,200

FY 2008

$ 3,000

Nature of the fees:

Federal and State Tax Returns.  The 2008 amount is an estimate and has not been billed yet.

(d)

All Other Fees

Registrant

FY 2007

$ 0

FY 2008

$ 0

Nature of the fees:

Out of pocket expenses and consents .

(e)

(1)

Audit Committee’s Pre-Approval Policies

Independent Board members pre-approve all work done by the outside auditors before the work is performed.  The independent Board members select the independent audit firm at the beginning of the fiscal year and shortly thereafter the proposed work for the fiscal year is presented in writing by the audit firm, approved by the Adviser, and approved by the independent Board members.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

N/A  %

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2007

$ 3,200

FY 2008

$ 3,000

Part of the 2008 amount is an estimate and has not been billed yet.

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.  All non audit services were pre-approved by the audit committee.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of July 1, 2008, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herwith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Croft Funds Corporation

By /s/Kent Croft, CEO

*Kent Croft CEO

Date July 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By Kent Croft, CEO

*Kent Croft CEO

Date July 8, 2008

By Phillip Vong, Treasurer

*Phillip Vong, Treasurer

Date July 8, 2008

* Print the name and title of each signing officer under his or her signature.